                                   SSgA FUNDS

                        SUPPLEMENT DATED OCTOBER 8, 2003

                           TO THE SSgA YIELD PLUS FUND
                       PROSPECTUS DATED DECEMBER 27, 2002
                   (AS SUPPLEMENTED THROUGH FEBRUARY 19, 2003)

Effective immediately, the Principal Investment Strategy of the Yield Plus Fund is restated in its entirety as follows:

           The fund attempts to meet its objective by investing primarily in high-quality, dollar-denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. The fund may also invest in derivative securities, including futures, options, interest rate swaps, default/credit swaps, total return swaps and other structured securities. Unlike a money market fund, the price of the Yield Plus Fund will fluctuate because the fund may invest in securities with higher levels of risk and different maturities. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.